                                                               EXHIBIT 10(h)(ii)


     SECOND AMENDMENT AND CONSENT, dated as of April 3, 1998 (this "Amendment
                                                                    ---------
and Consent"), to the Amended and Restated Credit Agreement, dated as of August
-----------
12, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among PIERCE LEAHY CORP., a Pennsylvania
                   ----------------
corporation (the "Company"), PIERCE LEAHY COMMAND COMPANY, a company organized
                  -------
and existing under the laws of the Province of Nova Scotia (the "Canadian
                                                                 --------
Borrower" and, together with the Company, the "Borrowers"), the several banks
--------                                       ---------
and other financial institutions from time to time parties thereto (the

"Lenders"), Canadian Imperial Bank of Commerce, New York Agency, as US
 -------
Administrative Agent for the US$ Lenders thereunder, and Canadian Imperial Bank of Commerce, as Canadian Administrative Agent for the C$ Lenders thereunder.


                             W I T N E S S E T H :
                             - - - - - - - - - -


     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrowers; and

     WHEREAS, the Borrowers have requested, and, upon this Amendment and Consent becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment and Consent;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.   Defined Terms.  Terms defined in the Credit Agreement and used herein
          -------------
shall have the meanings given to them in the Credit Agreement.

     II.  Amendments to Credit Agreement.
          ------------------------------

     1.   Amendments to Subsection 1.1 of the Credit Agreement.  Subsection 1.1
          ----------------------------------------------------
of the Credit Agreement is hereby amended by adding thereto the following definitions in their appropriate alphabetical order:

          "1998 Senior Notes":  the Senior Notes due 2008 of the Canadian
           -----------------
     Borrower in an aggregate original principal amount of US$135,000,000 to be issued pursuant to the 1998 Senior Notes Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.11(b) or (c).

          "1998 Senior Notes Indenture":  the Senior Notes Indenture, proposed
           ---------------------------
     to be entered into between the Canadian Borrower, the Company and The Bank of New York, as trustee, during April 1998 substantially on the terms and conditions described in the Preliminary Offering Memorandum for the 1998 Senior Notes dated March 26,

     1998, copies of which have been delivered to the Lenders, as such Indenture may be amended, supplemented or otherwise modified in accordance with subsection 8.11(b) or (c).

     2.   Amendment to Subsection 8.4 of the Credit Agreement.  Subsection 8.4
          ---------------------------------------------------
of the Credit Agreement is hereby amended (1) by deleting the word "and" at the end of paragraph (e) thereof, (2) by deleting the period at the end of paragraph
(f) thereof and substituting in lieu thereof "; and" and (3) by adding thereto the following paragraph:

          (g) Indebtedness evidenced by the 1998 Senior Notes and guarantees thereof and subordinated guarantees relating to Indebtedness evidenced by the 1996 Senior Subordinated Notes and the 1997 Senior Subordinated Notes, which guarantees shall be in the forms provided in the 1996 Senior Subordinated Notes Indenture and the 1997 Senior Subordinated Notes Indenture, respectively.

     3.   Amendment to Subsection 8.11(c) of the Credit Agreement.  Subsection
          -------------------------------------------------------
8.11(c) of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

          "(c) amend or modify, or permit the amendment or modification of, any of the terms and conditions of the 1996 Senior Subordinated Notes Indenture, the 1997 Senior Subordinated Notes Indenture, the 1998 Senior Notes Indenture, the 1996 Senior Subordinated Notes, the 1997 Senior Subordinated Notes or the 1998 Senior Notes (other than (i) as permitted by clause (b) above and (ii) those that would relax any restriction on the Company or the Canadian Borrower, as the case may be, imposed thereby and would not have an adverse effect upon the Lenders); or"

     4.   Amendment to Subsection 8.14 of the Credit Agreement.  Subsection 8.14
          ----------------------------------------------------
of the Credit Agreement is hereby amended (1) by deleting the period at the end thereof and (2) by adding thereto the following:

          ", and the Canadian Borrower will not, without the prior written consent of the Required Lenders, designate any Indebtedness as "Designated Senior Indebtedness" within the meaning of such term as used in the 1998 Senior Notes Indenture."

     III. Consents.
          --------

     1.   Consent to Archivex Acquisition.  The Required Lenders hereby consent,
          -------------------------------
in accordance with paragraph (d) of the proviso contained in the definition of "Permitted Acquisition" in subsection 1.1 of the Credit Agreement, to the acquisition (the "Archivex Acquisition") of substantially all of the assets of
                  --------------------
Archivex Inc., a Canadian records storage company pursuant to the Asset Purchase Agreement made as of February 4, 1998 between Archivex, Inc., the Canadian Borrower and the other parties thereto, and substantially on the terms and conditions described in the Preliminary Offering Memorandum for the 1998 Senior Notes dated March 26, 1998, copies of which have been delivered to the Lenders, and such Lenders further agree that the Archivex Acquisition, as so described, constitutes a "Permitted

Acquisition" under the Credit Agreement; provided, however, that in connection
                                         --------  -------
therewith, each Subsidiary of the Company or the Canadian Borrower, as the case may be, to which shall be transferred any of the assets acquired pursuant to the Archivex Acquisition, shall execute and deliver, as soon as practicable following the consummation of the Archivex Acquisition, any and all documents (including, without limitation, resolutions, incumbency certificates and legal opinions) as the relevant Administrative Agent shall reasonably request, and shall take such other action as shall be reasonably necessary or as the relevant Administrative Agent shall reasonably request (including, without limitation, the filing of any necessary Uniform Commercial Code or PPSA financing statements) so that each such Subsidiary shall: (1) guarantee the obligations of the Canadian Borrower under the Credit Agreement and the Loan Documents and (2) create in favor of the Canadian Administrative Agent, for the ratable benefit of the Canadian Lenders, a Lien on substantially all of its assets to secure its obligations under the guarantee referred to in (1) above.

     2.   Consent to Re-Set 1998 Acquisition Basket.  The Required Lenders
          -----------------------------------------
hereby consent that, in connection with all calculations of the $85,00,000 limitation contained in paragraph (e)(y) of the proviso of the definition of "Permitted Acquisition" in subsection 1.1 of the Credit Agreement in connection with acquisitions proposed to be made during the period from the date hereof to and including December 31, 1998, the Archivex Acquisition and all other acquisitions completed during the period from January 1, 1998 through the date hereof shall be disregarded.

     IV.  Conditions to Effectiveness.  This Amendment and Consent shall
     ---  ---------------------------
become effective on the date (the "Amendment and Consent Effective Date") on
                                   ------------------------------------
which the Borrowers, each of the Guarantors, the US Administrative Agent, the Canadian Administrative Agent and each of the Required Lenders shall have executed and delivered to the US Administrative Agent this Amendment and Consent.

     V.   General.
          -------

     1.   Representation and Warranties.  To induce the Administrative Agents
          -----------------------------
and the Lenders to enter into this Amendment and Consent, the Company hereby represents and warrants to the Administrative Agents and each of the Lenders as of the Amendment and Consent Effective Date that:

     (a)  Corporate Power; Authorization; Enforceable Obligations.
          -------------------------------------------------------

          (i) Each Borrower has the corporate power and authority, and the legal right, to make and deliver this Amendment and Consent and to perform the Loan Documents, as amended by this Amendment and Consent, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and Consent and the performance of the Loan Documents, as so amended.

          (ii) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment and Consent or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment and Consent.

          (iii) This Amendment and Consent has been duly executed and delivered on behalf of each Borrower.

          (iv) Each of this Amendment and Consent and each Loan Document, as amended by this Amendment and Consent, constitutes a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (b)  No Legal Bar.  The execution, delivery and performance of this
          ------------
     Amendment and Consent and the performance of the Loan Documents, as amended by this Amendment and Consent, will not violate any Requirement of Law or Contractual Obligation of each Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

     (c)  Representations and Warranties.  The representations and warranties
          ------------------------------
     made by the Company in the Loan Documents are true and correct in all material respects on and as of the Amendment and Consent Effective Date, before and after giving effect to the effectiveness of this Amendment and Consent, as if made on and as of the Amendment and Consent Effective Date (other than any representations and warranties made as of a specific date, which continue to be true and correct in all material respects as of such date).

     2.   Payment of Expenses.  The Company agrees to pay or reimburse the
          -------------------
Administrative Agents for all of their reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and Consent, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the US Administrative Agent and the Canadian Administrative Agent.

     3.   No Other Amendment and Consents; Confirmation.  Except as expressly
          ---------------------------------------------
amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

     4.   Governing Law; Counterparts.
          ---------------------------

     (a) This Amendment and Consent and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment and Consent may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment and Consent signed by all the parties shall be lodged with each of the Company and the US Administrative Agent. This Amendment and Consent may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                            PIERCE LEAHY CORP.


                            By: /s/ Joseph P. Linaugh
                              -----------------------
                            Title: Vice President


                            PIERCE LEAHY COMMAND COMPANY

                            By: /s/ Joseph P. Linaugh
                              -----------------------
                            Title: Vice President


                            CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as US Administrative Agent and as a US$ Lender

                            By: /s/ Tefta Ghilaga
                              -------------------
                            Title: Executive Director, CIBC Oppenheimer
                                   Corp., AS AGENT

                            CANADIAN IMPERIAL BANK OF COMMERCE
                            as Canadian Administrative Agent and as a C$ Lender

                            By: /s/ Tefta Ghilaga
                              ------------------
                            Title: Executive Director, CIBC Oppenheimer
                                   Corp., AS AGENT


                            BANK OF AMERICA NATIONAL TRUST &
                            SAVINGS ASSOCIATION
                            as a Lender

                            By: /s/ Terrence A. Walsh
                              -----------------------
                            Title: Vice President

                            BANK OF AMERICA CANADA
                            as a Lender

                            By: /s/ Richard J. Hall
                              ---------------------
                            Title: Vice President


                            CORESTATES BANK, N.A.
                            as a Lender

                            By:/s/ Karl F Schultz
                              --------------------
                            Title: Vice President


                            CREDIT LYONNAIS NEW YORK BRANCH
                            as a Lender

                            By: /s/ Vladimir Labun
                            --------------------
                            Title: First Vice President - Manager


                            FLEET NATIONAL BANK
                            as Documentation Agent and as Lender

                            By: /s/ Eugenie M. Sullivan
                              ----------------------------
                            Title: Senior Vice President


                            THE FIRST NATIONAL BANK OF MARYLAND
                            as a Lender

                            By: /s/ John C. Acker
                              -------------------
                            Title:  Vice President


                            HELLER FINANCIAL
                            as a Lender

                            By: /s/ Patrick Hayes
                            -------------------
                            Title: Vice President

                            ROYAL BANK OF CANADA
                            as a Lender

                            By: /s/ Catherine M. Ouellette
                              ----------------------------
                            Title: Senior Account Manager


                            STATE STREET BANK AND TRUST COMPANY
                            as a Lender

                            By: /s/ Hamilton H. Wood, Jr.
                              ---------------------------
                            Title: Vice President


                            THE BANK OF NEW YORK
                            as a Lender

                            By: /s/ Peter H. Abdill
                            ---------------------
                            Title: Vice President

                          ACKNOWLEDGEMENT AND CONSENT

     Each of the undersigned, as a Guarantor under that certain Amended and Restated US Global Guarantee and Security Agreement, dated as of August 12, 1997, made by each of such Guarantors in favor of the US Administrative Agent, hereby acknowledges and consents to the execution and delivery of this Amendment and Consent to which this Acknowledgement and Consent is attached and hereby reaffirms its obligations as a Guarantor under said US Global Guarantee and Security Agreement.


                            PIERCE LEAHY CORP.
                            PIERCE MARYLAND, LLC


                            By: /s/ Joseph P. Linaugh
                              ---------------------
                            Title: Vice President


                            PLC COMMAND I, INC.
                            PLC COMMAND II, INC.


                            By: /s/ Joseph P. Linaugh
                              ---------------------
                            Title: Assistant Secretary


                            PLC COMMAND I, L.P.
                            By PLC Command I, Inc., as its general partner


                            By: /s/ Joseph P. Linaugh
                              ---------------------
                            Title: Assistant Secretary


                            PLC COMMAND II, L.P.
                            By PLC Command II, Inc., as its general partner


                            By: /s/ Joseph P. Linaugh
                              ---------------------
                            Title: Assistant Secretary


                            MONARCH BOX, INC.
                            ADVANCED BOX, INC.


                            By: /s/ Lisa G. Goldschmidt
                              -----------------------
                            Title: President

                                                                  CONFORMED COPY



     THIRD AMENDMENT, dated as of May 1, 1998 (this "Amendment"), to the Amended
                                                     ---------
and Restated Credit Agreement, dated as of August 12, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among PIERCE LEAHY CORP., a Pennsylvania corporation (the
---------
"Company"), PIERCE LEAHY COMMAND COMPANY, a company organized and existing under
 -------
the laws of the Province of Nova Scotia (the "Canadian Borrower" and, together
                                              -----------------
with the Company, the "Borrowers"), the several banks and other financial
                       ---------
institutions from time to time parties thereto (the "Lenders"), Canadian
                                                     -------
Imperial Bank of Commerce, New York Agency, as US Administrative Agent for the US$ Lenders thereunder, and Canadian Imperial Bank of Commerce, as Canadian Administrative Agent for the C$ Lenders thereunder.


                             W I T N E S S E T H :
                             - - - - - - - - - -


     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrowers; and

     WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.   Defined Terms.  Terms defined in the Credit Agreement and used herein
          -------------
shall have the meanings given to them in the Credit Agreement.

     II.  Amendment to Section 11 of the Credit Agreement.  Section 11 of the
          -----------------------------------------------
          Credit Agreement is hereby amended by adding thereto the following subsection:

          "11.19  Authorization for Quebec Security.  For greater certainty, and
                  ---------------------------------
     without limiting the powers of the Canadian Administrative Agent hereunder or under any of the Canadian Security Documents, each Canadian Subsidiary of the Borrower hereby acknowledges that the Canadian Administrative Agent shall, for purposes of holding any security granted by such Canadian Subsidiary of the Borrower on its property pursuant to the laws of the Province of Quebec, be the holder of an irrevocable power of attorney (within the meaning of the Civil Code of Quebec) for all present and future C$ Lenders, and in particular for all present and future holders of any debenture executed and delivered by any Canadian Subsidiary of the Borrower. Each of the C$ Lenders hereby irrevocably constitutes, to the extent necessary, the Canadian Administrative Agent as the holder of an irrevocable power of attorney (within the meaning of the Civil Code of Quebec) in order to hold security granted by any Canadian Subsidiary of the Borrower in the Province of Quebec. Any Assignee of C$

     Loans shall be deemed to have confirmed and ratified the constitution of the Canadian Administrative Agent as the holder of such irrevocable power of attorney by execution of the relevant Assignment and Acceptance substantially in the form of Exhibit G. Notwithstanding the provisions of
     Section 32 of the Special Corporate Powers Act (Quebec), the Canadian Administrative Agent may acquire and be the holder of any debenture issued by any Canadian Subsidiary of the Borrower as contemplated under any of the Canadian Security Documents at any time and from time to time. Each Canadian Subsidiary of the Borrower hereby acknowledges that any such debenture constitutes a title of indebtedness, as such term is used in
     Article 2692 of the Civil Code of Quebec."

     III. Conditions to Effectiveness.  This Amendment shall become effective
     ---- ---------------------------
on the date (the "Amendment Effective Date") on which the Borrowers, each of the
                  ------------------------
Guarantors, the US Administrative Agent, the Canadian Administrative Agent and each of the Required Lenders shall have executed and delivered to the US Administrative Agent this Amendment.

     IV.  General.
          -------

     1.   Representation and Warranties.  To induce the Administrative Agents
          -----------------------------
and the Lenders to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agents and each of the Lenders as of the Amendment Effective Date that:

     (a)  Corporate Power; Authorization; Enforceable Obligations.
          -------------------------------------------------------

          (i) Each Borrower has the corporate power and authority, and the legal right, to make and deliver this Amendment and to perform the Loan Documents, as amended by this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended.

          (ii) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment.

          (iii) This Amendment has been duly executed and delivered on behalf of each Borrower.

          (iv) Each of this Amendment and each Loan Document, as amended by this Amendment, constitutes a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (b)  No Legal Bar.  The execution, delivery and performance of this
          ------------
     Amendment and the performance of the Loan Documents, as amended by this Amendment, will not violate any Requirement of Law or Contractual Obligation of each Borrower or of any of its respective Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

     (c)  Representations and Warranties.  The representations and warranties
          ------------------------------
     made by the Company in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date (other than any representations and warranties made as of a specific date, which continue to be true and correct in all material respects as of such date).

     2.   Payment of Expenses.  The Company agrees to pay or reimburse the
          -------------------
Administrative Agents for all of their reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the US Administrative Agent and the Canadian Administrative Agent.

     3.   No Other Amendment; Confirmation.  Except as expressly amended,
          --------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

     4.   Governing Law; Counterparts.
          ---------------------------

     (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with each of the Company and the US Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                             PIERCE LEAHY CORP.


                             By:/s/ Joseph P. Linaugh
                                -----------------------
                                Title:  Vice President


                             PIERCE LEAHY COMMAND COMPANY

                             By:/s/ Joseph P. Linaugh
                                -----------------------
                                Title:  Vice President


                             CANADIAN IMPERIAL BANK OF COMMERCE,
                             NEW YORK AGENCY,
                             as US Administrative Agent and as a US$ Lender

                             By:/s/ Tefta Ghilaga
                                -------------------
                                Title:  Executive Director, CIBC Oppenheimer
                                          Corp., AS AGENT

                             CANADIAN IMPERIAL BANK OF COMMERCE
                             as Canadian Administrative Agent and as a C$ Lender

                             By:/s/ Tefta Ghilaga
                                -------------------
                                Title:  Executive Director, CIBC Oppenheimer
                                          Corp., AS AGENT


                             BANK OF AMERICA NATIONAL TRUST &
                             SAVINGS ASSOCIATION
                             as a US$ Lender

                             By:/s/  Terrence A. Walsh
                                ------------------------
                                Title:  Vice President

                             BANK OF AMERICA CANADA
                             as a C$ Lender

                             By:/s/ Richard J. Hall
                                ---------------------
                                Title:  Vice President


                             CORESTATES BANK, N.A.
                             as a US$ Lender

                             By:/s/ Karl F Schultz
                                --------------------
                                Title:  Vice President


                             CREDIT LYONNAIS NEW YORK BRANCH
                             as a US$ Lender

                             By:/s/ Vladimir Labun
                                -------------------
                                Title:  First Vice President - Manager


                             FLEET NATIONAL BANK
                             as Documentation Agent and as US$ Lender

                             By:/s/ Howard J. Diamond
                                ------------------------
                                Title:  Assistant Vice President


                             THE FIRST NATIONAL BANK OF MARYLAND
                             as a US$ Lender

                             By:/s/ John C. Acker
                                -------------------
                                Title:  Vice President


                             HELLER FINANCIAL
                             as a US$ Lender

                             By:/s/ Patrick Hayes
                                -------------------
                                Title:  Vice President

                             ROYAL BANK OF CANADA
                             as a C$ Lender

                             By:/s/ Catherine M. Ouellette
                                ----------------------------
                                Title:  Senior Account Manager


                             STATE STREET BANK AND TRUST COMPANY
                             as a US$ Lender

                             By:/s/ Hamilton H. Wood, Jr.
                                ---------------------------
                                Title:  Vice President


                             THE BANK OF NEW YORK
                             as a US$ Lender

                             By:/s/ Peter H. Abdill
                                ---------------------
                                Title:  Vice President

                          ACKNOWLEDGEMENT AND CONSENT

          Each of the undersigned, as a Guarantor under that certain Amended and Restated US Global Guarantee and Security Agreement, dated as of August 12, 1997, made by each of such Guarantors in favor of the US Administrative Agent, hereby acknowledges and consents to the execution and delivery of this Amendment to which this Acknowledgement and Consent is attached and hereby reaffirms its obligations as a Guarantor under said US Global Guarantee and Security Agreement.


                                 PIERCE LEAHY CORP.
                                 PIERCE MARYLAND, LLC


                                 By:/s/ Joseph P. Linaugh
                                    ---------------------
                                    Title:  Vice President


                                 PLC COMMAND I, INC.
                                 PLC COMMAND II, INC.


                                 By:/s/ Joseph P. Linaugh
                                    ---------------------
                                    Title:  Assistant Secretary


                                 PLC COMMAND I, L.P.
                                 By PLC Command I, Inc., as its general partner


                                 By:/s/ Joseph P. Linaugh
                                    ---------------------
                                    Title:  Assistant Secretary


                                 PLC COMMAND II, L.P.
                                 By PLC Command II, Inc., as its general partner


                                 By:/s/ Joseph P. Linaugh
                                    ---------------------
                                    Title:  Assistant Secretary


                                 MONARCH BOX, INC.
                                 ADVANCED BOX, INC.


                                 By:/s/ Lisa G. Goldschmidt
                                    -----------------------
                                    Title:  President

                          ACKNOWLEDGEMENT AND CONSENT

          The undersigned, as Guarantor under that certain Guarantee, dated as of April 7, 1998, and as Assignor under that certain Security Agreement, dated as of April 7, 1998, each made by the undersigned in favor of the Canadian Administrative Agent and the C$ Lenders, hereby acknowledges and consents to the execution and delivery of this Amendment to which this Acknowledgement and Consent is attached and hereby reaffirms its obligations as Guarantor under said Guarantee and as Assignor under said Security Agreement. The undersigned further acknowledges and consents to the provisions of Subsection 11.19 of the Credit Agreement, as amended by this Amendment, and agrees to be bound by the terms thereof and to comply with such terms insofar as such terms are applicable to the undersigned.


                                 ARCHIVEX LIMITED


                                 By:/s/ Joseph P. Linaugh
                                    ---------------------
                                    Title:  Vice President